                                                           EXHIBIT 10.34
                                                             Page 1


                           MODIFICATION TO PROMISSORY NOTE




    WHEREAS, on July 3, 1995, Lee Pharmaceuticals ("Maker") and Sass DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Sass DiSalvo the sum of Fifty Thousand Dollars; and

    WHEREAS, on July 6, 1996, the parties thereto modified said Note to extend the maturity date from July 6, 1996, until December 8, 1997, (a copy of said Modification to Promissory Note is attached for reference as Exhibit
A); and

    WHEREAS, the parties thereto now desire to further modify said Note and Modification;

    NOW, THEREFORE, the parties modify said Note and Modification as follows:

    1. The maturity date of the Note is extended from December 8, 1997, until December 1, 1998.

    2. The per annum interest rate has been increased from 15% to 20% effective November 1, 1997.

    3.   All other terms and conditions of the Note remain the same.

     Date this 2 day of December, 1997.



                                                 Ronald G. Lee
                                         ------------------------------
                                         Lee Pharmaceuticals
                                         By:  Ronald G. Lee, President



                                                   Sass DiSalvo
                                         ------------------------------
                                         Sass DiSalvo

                                                            EXHIBIT 10.34
                                                              Page 2


                           MODIFICATION TO PROMISSORY NOTE



    WHEREAS, on July 3, 1995, Lee Pharmaceuticals ("Maker") and Mark DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Mark DiSalvo the sum of Fifty Thousand Dollars; and

    WHEREAS, on July 6, 1996, the parties thereto modified said Note to extend the maturity date from July 6, 1996, until December 8, 1997, (a copy of said Modification to Promissory Note is attached for reference as Exhibit
A); and

    WHEREAS, the parties thereto now desire to further modify said Note and Modification;

    NOW, THEREFORE, the parties modify said Note and Modification as follows:

    1. The maturity date of the Note is extended from December 8, 1997, until December 1, 1998.

    2. The per annum interest rate has been increased from 15% to 20% effective November 1, 1997.

    3.   All other terms and conditions of the Note remain the same.

     Date this 2 day of December, 1997.



                                                 Ronald G. Lee
                                         ------------------------------
                                         Lee Pharmaceuticals
                                         By:  Ronald G. Lee, President



                                                  Mark DiSalvo
                                         ------------------------------
                                         Mark DiSalvo

                                                           EXHIBIT 10.34
                                                             Page 3


                           MODIFICATION TO PROMISSORY NOTE



    WHEREAS, on December 20, 1995, Lee Pharmaceuticals ("Maker") and Mark DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee
Pharmaceuticals was to pay to Mark DiSalvo the sum of One Hundred Thousand Dollars; and

    WHEREAS, on July 22, 1996, the parties thereto modified said Note to extend the maturity date from July 22, 1996, until December 22, 1997, (a copy of said Modification to Promissory Note is attached for reference as Exhibit
A); and

    WHEREAS, the parties thereto now desire to further modify said Note and Modification;

    NOW, THEREFORE, the parties modify said Note and Modification as follows:

    1. The maturity date of the Note is extended from December 22, 1997, until December 1, 1998.

    2. The per annum interest rate has been increased from 15% to 20% effective November 1, 1997.

    3.   All other terms and conditions of the Note remain the same.

     Date this 2 day of December, 1997.



                                                 Ronald G. Lee
                                         ------------------------------
                                         Lee Pharmaceuticals
                                         By:  Ronald G. Lee, President



                                                  Mark DiSalvo
                                         ------------------------------
                                         Mark DiSalvo